ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                         PRINCIPAL INVESTORS FUND, INC.

       Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940. On the 10th day of June, 2002, pursuant to the authority granted to it in the Charter of the Corporation, a resolution was unanimously approved by the Board of Directors, in accordance with Section 2-105(a)(9) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The purpose of said Amendment is to reclassify the shares of the International Securities Portfolio - Class D to shares of the Partners LargeCap Growth Fund I - Institutional Class (50,000,000) and Partners LargeCap Value Fund - Institutional Class (50,000,000). The number of shares of stock of the Corporation (seven billion three hundred ninety million (7,390,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-three million nine hundred thousand dollars ($73,900,000)) will not be changed by this reclassification.

      SECOND: On the 11th day of March, 2002, a resolution was unanimously approved by the Board of Directors to submit a proposal to amend the Corporation's Charter to its stockholders at a special meeting. On the 15th day of May, 2002, more than two-thirds of the shares entitled to vote approved, by affirmative vote, a proposal to amend the Articles of Incorporation of the Corporation. Therefore, the charter of the Corporation is hereby amended by adding immediately following Article V, Section 6 thereof a new Section 6(a) which shall be and read in its entirety as follows:

               Section 6(a). Maintenance of Stable Net Asset Value for Capital Preservation Series. Notwithstanding any other provisions of this
         Article V and for purposes of maintaining a stable net asset value per share for the shares of the Capital Preservation Series (including any and all classes thereof) in conjunction with the declaration and payment of any capital gains distribution with respect to the shares of the Capital Preservation Series (including any and all classes thereof) or any other event which has the effect of reducing net asset value per share of such shares (an "Adjustment Event"), the Board of Directors may, without a vote of the stockholders of the Capital Preservation Series (or the affected class or classes thereof), without changing the proportionate beneficial interests of such stockholders in the assets belonging to the Capital Preservation Series (or the affected class or classes thereof), and without affecting the rights of any other series or classes of series of shares of the Corporation other than with respect to their relative voting power in connection with any matter submitted to a vote of stockholders as to which shares of the Capital Preservation Series (or the affected class or classes thereof) are voted in the aggregate with shares of one or more of the other series of shares of the Corporation:

               (i) cause the Corporation, in consideration of the interest of the Capital Preservation Series (or any class or classes thereof) and the stockholders thereof in maintaining a stable net asset value per share and without any other consideration, to: (a) redeem pro rata from each stockholder of record of the Capital Preservation Series (or the affected class or classes thereof) such number of full and fractional shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary in order that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event, or (b) cancel the same number of shares and treat them as a contribution to the capital of the Corporation by each such stockholder;

               (ii) cause the Corporation to combine by a reverse stock split the number of outstanding shares of the Capital Preservation Series (or the affected class or classes thereof) such that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event; or

               (iii)take or cause the Corporation to take such other actions as may now or hereafter be permitted under the Maryland General Corporation Law and the Investment Company Act of 1940; and

               (iv) in connection with the actions taken in accordance with (i),
                    (ii) or (iii) above, make such adjustments with respect to the par value per share of, and the stated capital of the Corporation attributable to, shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary or appropriate.

     THIRD: The Corporation desires to restate its charter as amended so that, as amended, said charter shall be restated as follows:

                                    ARTICLE I
                                  INCORPORATOR

     The undersigned Arthur S. Filean and Michael D. Roughton, whose post office address is The Principal Financial Group, Des Moines, Iowa 50392, being at least 18 years of age, incorporators, hereby form a corporation under and by virtue of the laws of Maryland.

                                   ARTICLE II
                                      NAME

     The name of the corporation is Principal Investors Fund, Inc., hereinafter called the "Corporation."

                                   ARTICLE III
                          CORPORATE PURPOSES AND POWERS

     The Corporation is formed for the following purposes:

     (1)  To conduct and carry on the business of an investment company.

     (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

     (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

     (4) To redeem, purchase or acquire in any other manner, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by these Articles of Incorporation.

     (5)  To do any  and  all  additional  acts  and to  exercise  any  and  all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

     To carry out all or any part of the foregoing objects as principal, factor, agent, contractor, or otherwise, either alone or through or in conjunction with any person, firm, association or corporation, and, in carrying on its business and for the purpose of attaining or furnishing any of its objects and purposes, to make and perform any contracts and to do any acts and things, and to exercise any powers suitable, convenient or proper for the accomplishment of any of the objects and purposes herein enumerated or incidental to the powers herein specified, or which at any time may appear conducive to or expedient for the accomplishment of any such objects and purposes.

     To carry out all or any part of the aforesaid objects and purposes, and to conduct its business in all or any of its branches in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any or all states, territories, districts and possessions of the United States of America and in foreign countries.

     The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause of this or any other article of these Articles of Incorporation or of any amendment thereto, and shall each be regarded as independent, and construed as powers as well as objects and purposes.

     The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV
                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 300 East Lombard, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is 300 East Lombard, Baltimore, Maryland 21202.

                                    ARTICLE V
                            CAPITAL STOCK ALLOCATION

     Authorized Shares: The total number of shares of stock which the Corporation shall have authority to issue is seven billion three hundred ninety million (7,390,000,000) shares, of the par value of one cent ($.01) each and of the aggregate par value of seventy-three million nine hundred thousand dollars ($73,900,000). The shares may be issued by the Board of Directors in such separate and distinct series and classes of series as the Board of Directors shall from time to time create and establish. The Board of Directors shall have full power and authority, in its sole discretion, to establish and designate series and classes of series, and to classify or reclassify any unissued shares in separate series or classes having such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. In the event of establishment of classes, each class of a series shall represent interests in the assets belonging to that series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other class of the series, except that expenses allocated to the class of a series may be borne solely by such class as shall be determined by the Board of Directors and may cause differences in rights as described in the following sentence. The shares of a class may be converted into shares of another class upon such terms and conditions as shall be determined by the Board of Directors, and a class of a series may have exclusive voting rights with respect to matters affecting only that class. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular series or class may be charged to and borne solely by such series or class, and the bearing of expenses solely by a series or class may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each series or class. Subject to the authority of the Board of Directors to increase and decrease the number of, and to reclassify the shares of any series or class, there are hereby established four series of common stock all of the same class, each comprising the number of shares and having the designation indicated:

 ============================================== ==============================
                       Series                      Class     Number of Shares
 ---------------------------------------------- ------------------------------
 International SmallCap Portfolio                                100,000,000
 ---------------------------------------------- ------------------------------
 Mortgage-Backed Securities Portfolio                            100,000,000
 ============================================== ==============================

========================================= ===================================
                    Fund                          Class       Number of Shares
----------------------------------------- -----------------------------------
Balanced                                  Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Bond & Mortgage Securities                Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Capital Preservation                      Select                100,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred             100,000,000
                                          -----------------------------------
                                          Advisors Select       100,000,000
                                          -----------------------------------
                                          Advisors Preferred    100,000,000
                                          -----------------------------------
                                                    J           100,000,000
                                          -----------------------------------
                                          Institutional         100,000,000
----------------------------------------- -----------------------------------
European                                  Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Government Securities                     Select                 25,000,000
                                          -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
                                          -----------------------------------
High Quality Intermediate-Term Bond       Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
High Quality Long-Term Bond               Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
High Quality Short-Term Bond              Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
International I                           Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
International II                          Institutional          20,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
International Emerging Markets            Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
International SmallCap                    Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
LargeCap Blend                            Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
LargeCap Growth                           Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
LargeCap S&P 500 Index                    Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
LargeCap Value                            Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
LifeTime Strategic Income                 Select                 25,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          Institutional          20,000,000
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
LifeTime 2010                             Select                 25,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          Institutional          20,000,000
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
LifeTime 2020                             Select                 25,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          Institutional          20,000,000
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
LifeTime 2030                             Select                 25,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          Institutional          20,000,000
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
LifeTime 2040                             Select                 25,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          Institutional          20,000,000
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
LifeTime 2050                             Select                 25,000,000
                                          -----------------------------------
-----------------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          Institutional          20,000,000
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
----------------------------------------- -----------------------------------
MidCap Blend                              Select                 25,000,000
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
MidCap Growth                             Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
MidCap S&P 400 Index                      Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
MidCap Value                              Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Money Market                              Select                100,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred             100,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select       100,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred    100,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J           100,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional         100,000,000
----------------------------------------- -----------------------------------
Pacific Basin                             Select                 25,000,000
                                          -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Partners LargeCap Blend                   Institutional          20,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
Partners LargeCap Growth I                Institutional          70,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
Partners LargeCap Growth II               Institutional          20,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
Partners LargeCap Value                   Institutional          70,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
Partners MidCap Blend                     Institutional          20,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
                                          -----------------------------------
Partners MidCap Growth                    Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Partners MidCap Value                     Institutional          20,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
                                          -----------------------------------
Partners SmallCap Growth I                Institutional          20,000,000
----------------------------------------- -----------------------------------
                                          -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
========================================= ===================================
Partners SmallCap Growth II               Institutional          20,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
----------------------------------------- -----------------------------------
Partners SmallCap Value                   Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Preferred Securities                      Institutional         100,000,000
----------------------------------------- -----------------------------------
Real Estate                               Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
SmallCap Blend                            Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
SmallCap Growth                           Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
SmallCap S&P 600 Index                    Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
SmallCap Value                            Select                 25,000,000
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
                                          Preferred              25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Institutional          20,000,000
----------------------------------------- -----------------------------------
Technology                                Institutional          20,000,000
----------------------------------------- -----------------------------------
                                          -----------------------------------
                                          Select                 20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Preferred              20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Select        20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                          Advisors Preferred     20,000,000
                                          -----------------------------------
                                          -----------------------------------
                                                    J            25,000,000
========================================= ===================================

         In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class, to increase or decrease the number of shares of any series or class, provided that the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, and to reclassify any unissued shares into one or more series or classes that may be established and designated from time to time. Notwithstanding the designations herein of series and classes, the Corporation may refer, in prospectuses and other documents furnished to shareholders, filed with the Securities and Exchange Commission or used for other purposes, to a series of shares as a "class" and to a class of shares of a particular series as a "series."

     (a) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately, to the respective fractions represented thereby, all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

     (b) The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share, of stock, irrespective of the series or class, then standing in the holder's name on the books of the Corporation. On any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class except that (1) when otherwise expressly required by the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class, and (2) if the Board of Directors, in its sole discretion, determines that a matter affects the interests of only one or more particular series or class or classes then only the holders of shares of such affected series or class or classes shall be entitled to vote thereon.

     (c) Unless otherwise provided in the resolution of the Board of Directors providing for the establishment and designation of any new series or class or classes, each series of stock of the Corporation shall have the following powers, preferences and rights, and qualifications, restrictions, and limitations thereof:

          (1) Assets Belonging to a Class. All consideration received by the Corporation for the issue or sale of shares of a particular class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books and accounts of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that class as provided in the following sentence, are herein referred to as "assets belonging to" that class. In the event that there are any assets, income, earnings, profits, proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular class (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular class shall belong to that class. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

          (2) Liabilities Belonging to a Class. The assets belonging to each particular class shall be charged with the liabilities of the Corporation in respect of that class and all expenses, costs, charges and reserves attributable to that class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a class are herein referred to as "liabilities belonging to" that class. Expenses related to the shares of a series may be borne solely by that series (as determined by the Board of Directors). Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          (3) Dividends. The Board of Directors may from time to time declare and pay dividends or distributions, in stock, property or cash, on any or all series of stock or classes of series, the amount of such dividends and property distributions and the payment of them being wholly in the discretion of the Board of Directors. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class. All dividends or distributions on shares of a particular class shall be paid only out of surplus or other lawfully available assets determined by the Board of Directors as belonging to such class. Dividends and distributions may vary between the classes of a series to reflect differing allocations of the expense of each class of that series to such extent and for such purposes as the Boards of Directors may deem appropriate. The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each series of shares or class of a series, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability for the Corporation, or each series of shares or class of a series, for Federal income and excise taxes in respect of that or any other year.

          (4) Liquidation. In the event of the liquidation of the Corporation or of the assets attributable to a particular series or class, the shareholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class. The assets so distributable to the shareholder of any particular series or class shall be distributed among such shareholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class. The liquidation of assets attributable to any particular series or class in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding voting securities of that series or class, as defined in the Investment Company Act of 1940, as amended. In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

          (5) Redemption. All shares of stock of the Corporation shall have the redemption rights provided for in Article V, Section 5.

     (d) The Corporation's shares of stock are issued and sold, and all persons who shall acquire stock of the Corporation shall do so, subject to the condition and understanding that the provisions of the Corporation's Articles of Incorporation, as from time to time amended, shall be binding upon them.

     Section 2. Quorum Requirements and Voting Rights: Except as otherwise expressly provided by the Maryland General Corporation Law, the presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the stockholders, except that where the holders of any series or class are required or permitted to vote as a series or class, one-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum.

     Notwithstanding any provision of Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all series or classes or of any series or class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon subject to the applicable laws and regulations as from time to time in effect or rules or orders of the Securities and Exchange Commission or any successor thereto. All shares of stock of this Corporation shall have the voting rights provided for in Article V, Section 1, paragraph (b).

     Section 3. No Preemptive Rights: No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation which the Corporation may issue or sell (whether consisting of shares of capital stock authorized by these Articles of Incorporation, or shares of capital stock of the Corporation acquired by it after the issue thereof, or other shares) other than any right which the Board of Directors of the Corporation, in its discretion, may determine.

     Section 4. Determination of Net Asset Value: The net asset value of each share of each series or class of each series of the Corporation shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the series or class (being the value of the assets of the Corporation or of the particular series or class or attributable to the particular series or class less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding shares of the Corporation or the series or class, as applicable. Such determination may be made on a series-by-series basis or made or adjusted on a class-by-class basis, as appropriate, and shall include any expenses allocated to a specific series or class thereof. The Board of Directors may adopt procedures for determination of net asset value consistent with the requirements of applicable statutes and regulations and, so far as accounting matters are concerned, with generally accepted accounting principles. The procedures may include, without limitation, procedures for valuation of the Corporation's portfolio securities and other assets, for accrual of expenses or creation of reserves and for the determination of the number of shares issued and outstanding at any given time.

     Section 5. Redemption and Repurchase of Shares of Capital Stock: Any shareholder may redeem shares of the Corporation for the net asset value of each series or class thereof by presentation of an appropriate request, together with the certificates, if any, for such shares, duly endorsed, at the office or agency designated by the Corporation. Redemptions as aforesaid, or purchases by the Corporation of its own stock, shall be made in the manner and subject to the conditions contained in the bylaws or approved by the Board of Directors.

     Section 6. Purchase of Shares: The Corporation shall be entitled to purchase shares of any series or class of its capital stock, to the extent that the Corporation may lawfully effect such purchase under Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the stockholder at a price not exceeding the net asset value per share computed in accordance with Section 4 of this Article.

         Section 6(a). Maintenance of Stable Net Asset Value for Capital Preservation Series. Notwithstanding any other provisions of this Article V and for purposes of maintaining a stable net asset value per share for the shares of the Capital Preservation Series (including any and all classes thereof) in conjunction with the declaration and payment of any capital gains distribution with respect to the shares of the Capital Preservation Series (including any and all classes thereof) or any other event which has the effect of reducing net asset value per share of such shares (an "Adjustment Event"), the Board of Directors may, without a vote of the stockholders of the Capital Preservation Series (or the affected class or classes thereof), without changing the proportionate beneficial interests of such stockholders in the assets belonging to the Capital Preservation Series (or the affected class or classes thereof), and without affecting the rights of any other series or classes of series of shares of the Corporation other than with respect to their relative voting power in connection with any matter submitted to a vote of stockholders as to which shares of the Capital Preservation Series (or the affected class or classes thereof) are voted in the aggregate with shares of one or more of the other series of shares of the Corporation:

     (i) cause the Corporation, in consideration of the interest of the Capital Preservation Series (or any class or classes thereof) and the stockholders thereof in maintaining a stable net asset value per share and without any other consideration, to: (a) redeem pro rata from each stockholder of record of the Capital Preservation Series (or the affected class or classes thereof) such number of full and fractional shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary in order that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event, or (b) cancel the same number of shares and treat them as a contribution to the capital of the Corporation by each such stockholder;

     (ii) cause the Corporation to combine by a reverse stock split the number of outstanding shares of the Capital Preservation Series (or the affected class or classes thereof) such that the shares outstanding immediately following the Adjustment Event shall have the same net asset value per share as the shares outstanding immediately prior to the Adjustment Event; or

     (iii)take or cause the Corporation to take such other actions as may now or hereafter be permitted under the Maryland General Corporation Law and the Investment Company Act of 1940; and

     (iv) in connection  with the actions taken in accordance  with (i), (ii) or
          (iii) above, make such adjustments with respect to the par value per share of, and the stated capital of the Corporation attributable to, shares of the Capital Preservation Series (or the affected class or classes thereof) as may be necessary or appropriate.

     Section 7.  Redemption of Minimum Amounts:

     (a) If after giving effect to a request for redemption by a stockholder, the aggregate net asset value of his remaining shares of any series or class will be less than the Minimum Amount then in effect, the Corporation shall be entitled to require the redemption of the remaining shares of such series or class owned by such stockholder, upon notice given in accordance with paragraph (c) of this Section, to the extent that the Corporation may lawfully effect such redemption under Maryland General Corporation Law.

     (b) The term "Minimum Amount" when used herein shall mean that amount fixed by the Board of Directors from time to time, provided that Minimum Amount may not in any event exceed Five Thousand Dollars ($5,000).

     (c) If any redemption under paragraph (a) of this Section is upon notice, the notice shall be in writing personally delivered or deposited in the mail, at least thirty days prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by certified or registered mail, postage prepaid. The price for shares redeemed by the Corporation pursuant to paragraph (a) of this Section shall be paid in cash in an amount equal to the net asset value of such shares, computed in accordance with Section 4 of this Article.

     Section 8. Mode of Payment: Payment by the Corporation for shares of any series or class of the capital stock of the Corporation surrendered to it for redemption shall be made by the Corporation within three business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of capital stock of the Corporation to redeem shares of capital stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by law. Payment of the redemption or purchase price may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation may select.

     Section 9. Rights of Holders of Shares Purchased or Redeemed: The right of any holder of any series or class of capital stock of the Corporation purchased or redeemed by the Corporation as provided in this Article to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the purchase or redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution or voting rights to which such holder has previously become entitled as the record holder of such shares on the record date for the determination of the stockholders entitled to receive such dividend or distribution or to vote at the meeting of stockholders.

     Section 10. Status of Shares Purchased or Redeemed: In the absence of any specification as to the purpose for which such shares of any series or class of capital stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and may be reissued. The number of authorized shares of capital stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it.

     Section 11. Additional Limitations and Powers: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders:

     (a) Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the establishment or designation of procedures or methods to be employed for valuing any investment or other assets of the Corporation and as to the value of any investment or other asset, as to the allocation of any asset of the Corporation to a particular series or class or classes of the Corporation's stock, as to the funds available for the declaration of dividends and as to the declaration of dividends, as to the charging of any liability of the Corporation to a particular series or class or classes of the Corporation's stock, as to the number of shares of any series or class or classes of the Corporation's outstanding stock, as to the estimated expense to the Corporation in connection with purchases or redemptions of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, purchase or redemption or other acquisition or disposition of investments or shares of the Corporation, or in the determination of the net asset value per share of shares of any series or class of the Corporation's stock shall be conclusive and binding for all purposes.

     (b) Except to the extent prohibited by the Investment Company Act of 1940, as amended, or rules, regulations or orders thereunder promulgated by the Securities and Exchange Commission or any successor thereto or by the bylaws of the Corporation, a director, officer or employee of the Corporation shall not be disqualified by his position from dealing or contracting with the Corporation, nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any director, officer or employee or any firm of which any director, officer or employee is a member, or any corporation of which any director, officer or employee is a stockholder, officer or director, is in any way interested in such transaction or contract; provided that in case a director, or a firm or corporation of which a director is a member, stockholder, officer or director is so interested, such fact shall be disclosed to or shall have been known by the Board of Directors or a majority thereof. Nor shall any director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him or for any profit realized by such director or officer under or by reason of such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair to the Corporation at the time at which it was entered into. Any director of the Corporation who is so interested, or who is a member, stockholder, officer or director of such firm or corporation, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such transaction or contract, with like force and effect as if he were not such director, or member, stockholder, officer or director of such firm or corporation.

     (c) Specifically and without limitation of the foregoing paragraph (b) but subject to the exception therein prescribed, the Corporation may enter into management or advisory, underwriting, distribution and administration contracts, custodian contracts and such other contracts as may be appropriate.

                                   ARTICLE VI
                                    DIRECTORS

         Section 1. Board of Directors The number of directors of the Corporation shall be eight. The names of the directors who shall hold office until the next meeting of stockholders or until their successors are duly qualified and elected are:

                           John E. Aschenbrenner
                           James D. Davis
                           Ralph C. Eucher
                           Pamela A. Ferguson
                           Richard W. Gilbert
                           William C. Kimball
                           Barbara A. Lukavsky
                           Larry D. Zimpleman

       Section 2. Number of Directors The number of directors in office may be changed from time to time in the manner specified in the bylaws of the Corporation, but this number shall never be less than two.

       Section 3. Certain Powers of Board of Directors The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which shall have and may exercise all powers of the Corporation except those powers which are by law, by these Articles of Incorporation or by the by-laws of the Corporation conferred upon or reserved to the stockholders. In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (a) is expressly authorized to make, alter, amend or repeal bylaws for the Corporation, (b) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of capital stock of the Corporation, whether now or hereafter authorized, in such amounts, for such amount and kind of consideration and on such terms and conditions as the Board of Directors shall determine, (c) is empowered to classify or reclassify any unissued stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock, and (d) shall have the power from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves for taxes or for any other proper purpose or purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said Board of Directors may deem to be in the best interests of the Corporation; and to determine in its discretion what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

       The Corporation shall indemnify its directors, including any director who serves another corporation, partnership, joint venture, trust or other enterprise in any capacity at the request of the Corporation, to the maximum extent permitted by the Maryland General Corporation Law, the Investment Company Act of 1940 and the bylaws of the Corporation. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its employees and agents to the extent provided by its Board of Directors.

                                  ARTICLE VIII
                                   AMENDMENTS

      The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding capital stock. "Articles of Incorporation" or "these Articles of Incorporation" as used herein and in the bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended or restated.

                                   ARTICLE IX
                                    DURATION

     The duration of the Corporation shall be perpetual.

     FOURTH: The provisions set forth in the articles of restatement as described in the third paragraph hereof are all the provisions of the charter currently in effect, as amended.

     FIFTH: The charter, as amended herein, is not otherwise amended by the articles of restatement.

     SIXTH: The Articles of Amendment and Restatement shall become effective immediately upon receipt.

     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and Secretary on June 14, 2002.

                               Principal Investors Fund, Inc.


                                        /s/ A. S. Filean
                               By __________________________________________
                                    Arthur S. Filean,
                                    Senior Vice President and Secretary


Attest

/s/ Ernest H. Gillum
-------------------------------------
Ernest H. Gillum, Assistant Secretary


     The UNDERSIGNED, Senior Vice President of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                           /s/ A. S. Filean
                                        -----------------------------------
                                        Arthur S. Filean
                                        Senior Vice President and Secretary
                                        Principal Investors Fund, Inc.